UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
 ____________________________________________________________________________________________________________
FORM 8-K
________________________________________________________________________________________________________________
 CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 3, 2023
________________________________________________________________________________________________________________
ALTRIA GROUP, INC.
(Exact name of registrant as specified in its charter)
______________________________________________________________________________________________________________

Virginia	1-08940	13-3260245
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6601 West Broad Street,	Richmond,	Virginia	23230
(Address of principal executive offices)			(Zip Code)
Registrant’s telephone number, including area code: (804) 274-2200
_______________________________________________________________________________________________________________
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Common Stock, $0.33 1/3 par value	MO	New York Stock Exchange
1.700% Notes due 2025	MO25	New York Stock Exchange
2.200% Notes due 2027	MO27	New York Stock Exchange
3.125% Notes due 2031	MO31	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01.    Regulation FD Disclosure.
On March 3, 2023, Altria Group, Inc. (“Altria,” “we,” “our” and “us”) issued a press release announcing that we have exchanged our minority economic investment in JUUL Labs, Inc. (“JUUL”) for a global license to certain of JUUL’s heated tobacco intellectual property. A copy of the press release is furnished as Exhibit 99.1 and incorporated by reference in this Current Report on Form 8-K.

On March 6, 2023, we issued a press release announcing the execution of an agreement to acquire NJOY Holdings, Inc. (“NJOY”). A copy of the press release is furnished as Exhibit 99.2 and incorporated by reference in this Current Report on Form 8-K.

The information in this Item 7.01 of this Current Report on Form 8-K, including Exhibits 99.1 and 99.2 hereto, is being furnished to the Securities and Exchange Commission and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section. This information shall not be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference to such filing.
Item 8.01.    Other Events.
JUUL Transaction

On March 3, 2023 (the “Effective Date”), Altria entered into a stock transfer agreement with JUUL (the “Stock Transfer Agreement”) pursuant to which, among other things, we and our subsidiaries transferred to JUUL all of our beneficially owned JUUL equity securities. Concurrently with and in connection with the execution of the Stock Transfer Agreement, JUUL entered into an agreement with an Altria subsidiary providing us with a non-exclusive, irrevocable global license to certain of JUUL’s heated tobacco intellectual property. In addition, all other agreements between Altria or any of our subsidiaries, on the one hand, and JUUL, on the other hand, were terminated or Altria and our subsidiaries were removed as parties thereto, other than certain litigation-related agreements and a license agreement relating to Altria’s non-trademark licensable intellectual property rights in the e-vapor field, which will remain in force solely with respect to e-vapor intellectual property of Altria as of or prior to the Effective Date. We will record the financial impact of this transaction in the first quarter of 2023.

NJOY Transaction

On March 3, 2023, we entered into an Agreement and Plan of Merger (the “Merger Agreement”) among Altria, Altria Innovations II Inc. (“Altria Innovations”), a wholly owned subsidiary of Altria, NJOY, and Mudrick Capital Management, LP and Homewood Capital LLC, acting together as the equityholders’ representatives. Pursuant to the terms and conditions of the Merger Agreement, Altria Innovations will merge with and into NJOY (the “Merger”) with NJOY surviving the Merger as a wholly owned subsidiary of Altria. As a result of the Merger, we will gain full global ownership of NJOY’s e-vapor product portfolio, including NJOY ACE, currently the only pod-based e-vapor product with market authorizations from the U.S. Food and Drug Administration (“FDA”). The consideration to be paid by Altria in the Merger is approximately $2.75 billion in cash payable at closing, plus up to $500 million in cash payments that are contingent on receipt of FDA approvals with respect to certain NJOY products. The completion of the Merger is subject to customary closing conditions and is not subject to any financing condition.

This Current Report on Form 8-K contains certain forward-looking statements with respect to the Merger, which is subject to various risks and uncertainties. These forward-looking statements relate to, among other things, the completion of the Merger and the receipt of FDA approvals on certain NJOY products. Factors that may cause actual results to differ include failure to receive regulatory authorizations, failure to comply with regulatory requirements, failure to realize the expected benefits of the Merger in the expected manner or timeframe, if at all, prevailing economic, market, regulatory or business conditions, or changes in such conditions, negatively affecting our business and our plans with respect to the e-vapor category and the outcome of any legal proceeding or investigation that may be instituted against the parties or others related to the Merger. Other risk factors are detailed from time to time in Altria’s publicly filed reports, including the Annual Report on Form 10-K for the year ended December 31, 2022. These forward-looking statements speak only as of the date of this Current Report on Form 8-K. We assume no obligation to provide any revisions to, or update, any projections and forward-looking statements contained in this Current Report on Form 8-K.

Item 9.01.    Financial Statements and Exhibits.

(d)	Exhibits

	99.1	Altria Group, Inc. Press Release, dated March 3, 2023 (furnished under Item 7.01)
	99.2	Altria Group, Inc. Press Release, dated March 6, 2023 (furnished under Item 7.01)
	104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL (included as Exhibit 101)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALTRIA GROUP, INC.

By:	/s/ W. HILDEBRANDT SURGNER, JR.
Name:	W. Hildebrandt Surgner, Jr.
Title:	Vice President, Corporate Secretary and
Associate General Counsel

DATE:    March 6, 2023

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